Exhibit 99.2




         CERTIFICATION OF PERIODIC FINANCIAL REPORTS


     I, Peter Barna, Senior Vice President and Chief
Financial Officer of Crompton Corporation, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 that:

     (1) the Annual Report on Form 10-K for the period ended December 31, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Crompton Corporation.



Date: March 20, 2003

By: /s/Peter Barna
       Peter Barna
       Senior Vice President and
       Chief Financial Officer